Exhibit 32.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER
 PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Amanasu Environment Corporation. (the “Company”), on Form 10-Q for the quarter ended March 31, 2021, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Atsushi Maki, Principal Executive Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
Such Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in such Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 17, 2021

By: /s/ Atsushi Maki
           Atsushi Maki
           Principal Executive Officer